DELAWARE GROUP FOUNDATION FUNDS

Delaware Balanced Portfolio
Delaware Growth Portfolio
Delaware Income Portfolio
Delaware S&P 500 Index Fund

(each a "Fund")

Supplement to the Prospectuses dated December 10, 2001

Change in Name of Delaware Balanced Portfolio, Delaware Growth Portfolio and Delaware Income Portfolio

The name of Delaware Balanced Portfolio, Delaware Growth Portfolio and Delaware Income Portfolio have been changed to "Delaware Balanced Allocation Portfolio," "Delaware Growth Allocation Portfolio" and "Delaware Income Allocation Portfolio," respectively.

Changes to Investment Policies

The discussion of the Funds' investment policies under "What are the Fund's main investment strategies?" and "The securities we typically invest in" is amended as set forth below:

Delaware Balanced Portfolio

Under normal circumstances, the Fund will invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed-income securities. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any such change.

Delaware S&P 500 Index Fund

Under normal circumstances, at least 80% of the Fund's net assets will be in investments of companies included in the S&P 500 Index. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any such change.

This Supplement is dated May 1, 2002.